Exhibit 10.1

Amendment No. 2 to the Credit Agreement

This Amendment to the Credit Agreement, as defined below (the “Amendment”) is made and entered into as of August 1, 2021, by and among, Powerfleet Israel Ltd. (registration no. 51-598400-3), Pointer Telocation Ltd. (registration no. 52-004147-6) (collectively, the “Borrowers”) and Bank Hapoalim B.M. (the “Lender”).

Whereas	On 19 August, 2019 the Borrowers and the Lender entered into a credit agreement, as supplemented on October 3, 2019, and amended on January 7, 2020 and as may be amended, restated, varied, novated or supplemented from time to time (the “Credit Agreement”);

Whereas	the parties to the Credit Agreement mutually desire to make certain changes to the terms and conditions of the Credit Agreement, further as detailed in this Amendment.

Now therefore, the parties hereto represent, warrant, covenant and agree as follows:

1.	Amendment

1.1.	In the preamble to the Credit Agreement: The name “POWERFLEET ISRAEL HOLDING COMPANY LTD.” shall be replaced by the revised name “POWERFLEET ISRAEL LTD.”.

1.2.	In Clause 1.1 to the Credit Agreement, the definition of “Reserve Fund” shall be removed.

1.3.	Clause 9.1 to the Credit Agreement shall be amended as follows:

1.3.1.	The first paragraph shall be deleted and replaced by the following: “The rate of interest on each Loan under the Facilities for each Interest Period is as follows:”.

1.3.2.	Paragraph (a) shall be deleted and replaced by the following: “With respect to the Loan made under Facility A, and as of November 12, 2020: a fixed rate of 3.65% per annum.”.

1.3.3.	Paragraph (b) shall be deleted and replaced by the following: “With respect to the Loan made under Facility B, and as of November 12, 2020: a fixed rate of 4.5% per annum.”.

1.4.	In Clause 11.2(a) to the Credit Agreement, after the words “credit allocation fee in NIS at the rate of”, the word “1%” shall be replaced by “0.5%”.

1.5.	Clause 17(f) to the Credit Agreement shall be removed and replaced by the following: “(f) [Reserved].”

1.6.	Clause 19.1 shall be amended and restated in its entirety and replaced by the following:

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“19.1 Financial Statements

Each Borrower shall supply to the Lender:

(a)	as soon as the same are approved by the relevant company, but in any event by the earlier of: 120 days after the end of each of its Financial Years, or - the date on which such financial statements are required to be prepared under any applicable law, Parent’s audited consolidated financial statements for that Financial Year.

(b)	as soon as the same are approved by the relevant Borrower, but in any event by the earlier of: September 30 following the end of each of its Financial Years, or the date on which such financial statements are required to be prepared under any applicable law, its audited non-consolidated (‘solo’) financial statements for that Financial Year.

(c)	promptly, following a written request from the Lender, the non-consolidated (‘solo’) financial statements of any Material Subsidiary for that Financial Year.

(d)	as soon as the same are approved by the relevant company, but in any event by the earlier of: 90 days after the end of each Quarter, or - the date on which such financial statements are required to be prepared under any applicable law, Parent’s audited or reviewed consolidated financial statements for that Quarter.

(e)	Notwithstanding the above, with respect to any Financial Year, within three (3) months of any request from the Lender, but not earlier then by June 30 following the end of each of the relevant Financial Year, its audited consolidated financial statements for the Financial Year ending prior to such request.

It is a condition precedent to the receipt of the Loans and to the continued provision of the banking services under the Finance Documents that Financial Statements be provided to the Lender pursuant to the terms set out hereunder, or pursuant to such other terms, inter alia as required in accordance with regulations of the Bank of Israel or of any other competent authority or in accordance with any law.

If, at Lender’s discretion, for purpose of providing certain banking services to any of the Borrowers, Lender shall be required, inter alia in accordance with regulations of the Bank of Israel or of any other competent authority or in accordance with any law, to receive such Borrower’s financial statements, the relevant Borrower shall deliver its financial statements to the Lender as a condition for any review by the Lender of Borrower’s request relating to such banking services.”

1.7.	In Clause 19.2(a), the words: “, the Parent” shall be added after the words “each set of financial statements of any of the Borrowers”.

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1.8.	Clause 19.3(a) shall be amended and restated in its entirety and replaced by the following:

“(a) The Borrowers shall supply to the Lender, together with each of the financial statements delivered pursuant to paragraphs (a) and (d) of Clause 19.1 (Financial statements), a Compliance Certificate, in form satisfactory to the Lender, setting out (in reasonable detail) computations as to compliance with Clause 20 (Financial Covenants) as at the applicable Reporting Date, including, for the avoidance of doubt, information and computation of all items required for purpose of calculating the Financial Covenants pursuant to the financial statements delivered to the Lender pursuant to Clause 20 (Financial Covenants).”

1.9.	In Clause 19.3(c), the first sentence shall be deleted and replaced by the following: “Each Compliance Certificate and Distribution Compliance Certificate shall be signed by one of the following: the chief executive officer or the chief financial officer of the applicable Borrower”.

1.10.	In Clause 20.1(a) to the Credit Agreement, the definition of “EBIT” shall be removed in its entirety.

1.11.	Clause 20.1(b) to the Credit Agreement shall be amended as follows:

1.11.1.	Paragraph (v) shall be deleted and replaced by the following:

“(v) Pointer’s Debt plus PowerFleet Israel’s Debt, in each case, based on their respective non-consolidated (“solo”) financial statements, to Pointer’s EBITDA (based on its non-consolidated (“solo”) financial statements) ratio shall not exceed 4.5.

1.11.2.	Paragraph (vi) shall be deleted in its entirety.

1.12.	Clause 20.3 to the Credit Agreement shall be removed in its entirety and replaced by the following: “20.3 [Reserved]”.

1.13.	Clause 21.11 to the Credit Agreement shall be amended as follows:

1.13.1.	In paragraph (ii), following the words “except for investments in the course of their cash management”, the words “(but not with respect to the Reserve Fund)” shall be removed;

1.13.2.	In paragraph (iii), following the words “except for investments in the course of their cash management”, the words “(but not with respect to the Reserve Fund)” shall be removed.

1.14.	Clause 21.12(c)(ii) to the Credit Agreement shall be removed.

1.15.	Clause 21.13(a)(v) to the Credit Agreement shall be removed and replaced by the following:

“(v) [Reserved];”

1.16.	Clause 21.19(d) to the Credit Agreement shall be removed.

1.17.	Clause 22.2 shall be amended and restated in its entirety and replaced by the following:

“Any obligation under Clause 20.1 (Financial covenants) is not complied with when tested and such non-compliance is not remedied within any applicable time periods.”

2.	Miscellaneous

2.1.	Save to the extent expressly amended in the preceding paragraph of this Amendment, all other provisions of the Credit Agreement shall remain un-amended and continue to apply in full force and effect among the parties to the Credit Agreement, as amended hereby.

2.2.	This Amendment shall be governed by the terms and conditions of the Credit Agreement.

2.3.	Each capitalized term used in this Amendment and not explicitly defined otherwise herein, shall have the meaning ascribed thereto in the Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

The Borrowers

PowerFleet Israel Ltd.

By:	/s/ David Mahlab
By:	/s/ Hemi Shtrahl

Attorney Confirmation

I, the undersigned, legal counsel of PowerFleet Israel Ltd. (the “Company”), hereby confirm that David Mahlab, Hemi Shtrahl, is duly authorized to sign this Amendment for and on behalf of the Company, and that his signature together with the printed name of the Company is binding the Company for all purposes in relation to this Amendment.

Date: August 12, 2021

/s/ Tamar Abergel, Adv.

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Pointer Telocation Ltd.

By:	/s/ David Mahlab
By:	/s/ Hemi Shtrahl

Attorney Confirmation

I, the undersigned, legal counsel of Pointer Telocation Ltd. (the “Company”), hereby confirm that David Mahlab, Hemi Shtrahl, is duly authorized to sign this Amendment for and on behalf of the Company, and that his signature together with the printed name of the Company is binding the Company for all purposes in relation to this Amendment.

Date: August 12, 2021

/s/ Tamar Abergel, Adv.

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The Lender

Bank Hapoalim B.M.

By:	/s/ D. Katz Levy
By:	/s/ Y. Avishai Mordish

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